UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  October 29, 2025

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (973) 948-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value.	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2025, the Board of Directors (the “Board”) of Selective Insurance Group, Inc. (the “Company”) increased the size of the Board from 11 members to 12 members and appointed Julie Parsons as a non-employee director of the Company, effective November 3, 2025 (the “Appointment”). The Board also named Ms. Parsons to the Board’s Risk Committee and Compensation and Human Capital Committee. Ms. Parsons’ term will continue until the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) or until her successor has been duly elected and qualified.

Ms. Parsons will receive the same compensation and benefits as the other non-employee directors on the Board, consistent with the Company’s non-employee director compensation program described in the Definitive Proxy Statement on Schedule 14A (at Pages 84 to 86) that the Company filed with the Securities and Exchange Commission on March 26, 2025. However, Ms. Parsons will not receive an annual equity award for fiscal year 2025, as the Company’s 2025 Annual Meeting of Stockholders, at which time the annual equity awards were granted, was already held. Ms. Parsons’ annual cash retainer for fiscal year 2025 will be prorated for the period from the Appointment through December 31, 2025.

No arrangements or understandings exist between Ms. Parsons or any other persons by which she was named a director of the Company. Ms. Parsons has no family relationships with any Company director or executive officer, and the Company has not entered into any transactions with Ms. Sampson reportable per Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On November 3, 2025, the Company issued a press release regarding the Appointment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose or liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any filing. The Company makes no admission about the materiality of any information in this report or the attached exhibits.

Important information may be disseminated initially or exclusively via the Company’s corporate website, www.selective.com/investors. Investors should consult the site to access this information. Any website addresses included herein are inactive textual references only. The information contained on any such website referenced herein is not incorporated into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Selective Insurance Group, Inc. dated November 3, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: November 3, 2025	By:	/s/ Michael H. Lanza
Michael H. Lanza Executive Vice President and General Counsel